UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 16, 2004


                          Berkshire Hills Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
    DELAWARE                           1-15781                        04-3510455
 (State or other               (Commission File Number)            (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

      24 North Street, Pittsfield, Massachusetts             01201
      ------------------------------------------            -------
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 16, 2004, Berkshire Hills Bancorp, Inc., a Delaware corporation ("Berkshire"), and Woronoco Bancorp, Inc., a Delaware corporation ("Woronoco"), entered into a definitive merger agreement (the "Agreement"), pursuant to which Woronoco will merge with and into Berkshire, with Berkshire being the surviving entity (the "Merger"). Under the terms of the Agreement, the stockholders of Woronoco will have the right to elect to receive either $36.00 in cash or one share of Berkshire common stock in exchange for each share of Woronoco held by them, subject to proration procedures such that 75 percent of the outstanding Woronoco common shares are converted into Berkshire common stock and the balance are converted into the cash consideration.

The completion of the Merger is subject to approval by the stockholders of both companies and customary regulatory approvals. The Merger is expected to close in the second quarter of 2005.

The above description of the Agreement does not purport to be a complete statement of the parties' rights and obligations under the Agreement and the transactions contemplated thereby. The above description is qualified in its entirety by reference to the Agreement, a copy which is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          99.1 Agreement and Plan of Merger, dated as of December 16, 2004, by and between Berkshire Hills Bancorp, Inc. and Woronoco Bancorp, Inc.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BERKSHIRE HILLS BANCORP, INC.


Date:        December 17, 2004               By: /s/  Michael P. Daly
                                                --------------------------------
                                                Name: Michael P. Daly
                                                Title: President and Chief
                                                       Executive Officer